UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14A

(RULE 14a-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ADDENTAX GROUP CORP.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):

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☐	check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Kingkey 100, Block A, Room 4805
Luohu District, Shenzhen City, China 518000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 20, 2023

February 21, 2023

Dear Fellow Shareholder:

The 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting” or “Meeting”) of Addentax Group Corp. (the “Company, “we”, or “us”) will be held at 9:00 a.m., Eastern Time on Monday , March 20, 2023. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting online at www.proxyvote.com.

You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 4 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1) To elect five directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal;

(2) To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock (“Common Stock”) issuable by the Company pursuant to the Convertible Notes (as defined in the Proxy Statement) and the PIPE Warrants (as defined in the Proxy Statement) (the “Convertible Note and Warrant Share Issuance Proposal”);

(3) To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock (the “Increased Capitalization Proposal”);

(4) To approve an amendment to the Company’s articles of incorporation to authorize the Company’s Board of Directors to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, a “Reverse Stock Split,” by a ratio of not less than one-for-two and not more than one-for-one hundred, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

(5) To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ended March 31, 2023 (the “Auditors Proposal”); and

(6) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

All shares represented by Proxies will be voted at the 2023 Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the Proxy confers authority to vote “FOR” for each of the forgoing proposals.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Proxy Statement is in the best interest of the Company and its shareholders and recommends a vote “FOR” each of the forgoing proposals.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

Thank you for your investment and continued interest in Addentax Group Corp.

Sincerely,

/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 20, 2023

The notice of annual meeting, the proxy statement and our 2023 Annual Meeting https://www.addentax.com/. Additionally, in accordance with the proxy materials at www.proxyvote.com.

Report on Form 10-K are available on our website at Securities and Exchange Commission rules, you may access our

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. AT LEAST THIRTY-THREE AND ONE-THIRD PERCENT (33 1/3%) OF THE VOTING POWER OF THE COMPANY’S OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM

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PROXY STATEMENT

2023 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Addentax Group Corp. (the “Company”, “we” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2023 Annual Meeting”) of the Company, to be held on 9:00 a.m., Eastern Time on Monday, March 20, 2023. You may attend, vote, and submit questions during the Meeting via the Internet at www.proxyvote.com. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 4 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about February 27, 2023.

Only stockholders of record at the close of business on February 13, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 35,454,670 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock were held by approximately 560 individual participants in securities positions listings of our capital stock, respectively. One such holder is Cede & Co., a nominee for Depository Trust Company, or DTC. Shares of Common Stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of at least 33 1/3% of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Huang Chao, our Chief Financial Officer and Treasurer, to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Chao in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Chao a will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We will pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will, upon request, reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Q. When is the Meeting?

A. March 20, 2023, at 9:00 a.m., Eastern Time.

Q. Where will the Meeting be held?

A. You may attend the Meeting via the Internet at www.proxyvote.com. If you plan to attend virtually, we recommend that you log in to the Meeting fifteen minutes before the scheduled meeting time on March 20, 2023, to ensure you are logged in when the Meeting starts.

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Q. Will there be a Q&A session during the Meeting?

A. As part of the Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last earnings release;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or Secretary in their reasonable judgment.

Q. Why am I receiving these Proxy Materials?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2023 Annual Meeting on or about February 27, 2023. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2023 Annual Meeting. You are invited to virtually attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 35,454,670 shares of the Company’s Common Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock were held by approximately 560 individual participants in securities positions listings of our capital stock, respectively. One such holder is Cede & Co., a nominee for Depository Trust Company, or DTC. Shares of common stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. As such, holders of Common Stock are entitled to a total of 35,454,670 votes.

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Q. How many shares must be present to conduct business?

A. The presence at the Meeting, virtually or by proxy, of the holders of at least 33 1/3% of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q. What will be voted on at the Meeting?

A. The following chart sets forth the proposals scheduled for a vote at the 2023 Annual Meeting and the vote required for such proposals to be approved.

Board Proposal	Vote Required	Voting Options	Recommendation

Proposal 1: To elect five directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors

Proposal 2: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Convertible Notes (as defined below), and the PIPE Warrants (as defined below).

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2023 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Convertible Note and Warrant Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Convertible Note and Warrant Issuance Proposal.

As further described under the heading “Proposal 2” in this Proxy Statement, as a condition to the first closing under the Securities Purchase Agreement (as defined herein), certain existing stockholders representing approximately 52.9% of the Company’s outstanding Common Stock have executed Voting Agreements with the Company, pursuant to which such stockholders have agreed to vote all of their shares of the Company’s Common Stock in favor of the Convertible Note and Warrant Stockholder Proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR”

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Proposal 3: To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2023 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Increased Capitalization Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Increased Capitalization Proposal.

	“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal 4: To approve an amendment to the Company’s articles of incorporation to authorize the Company’s Board of Directors to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, a “Reverse Stock Split,” by a ratio of not less than one-for-two and not more than one-for-one hundred, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2023 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Reverse Stock Split Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Reverse Stock Split.

	“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

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Proposal 5: To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ended March 31, 2023.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2023 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. Broker discretionary voting is allowed for Proposal 5.

	“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Q. What shares can I vote at the Meeting?

A. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Action Stock Transfer, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote at the 2023 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2023 Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the 2023 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2023 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares at the 2023 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2023 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

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Q. How can I vote my shares?

A. Stockholders who attend the virtual 2023 Annual Meeting should follow the instructions at www.proxyvote.com to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q. How do I gain admission to the virtual 2023 Annual Meeting?

A. You are entitled to participate in the virtual 2023 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock) at the close of business on February 13, 2023, the Record Date. To attend online and participate in the 2023 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log into www.proxyvote.com. Beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2023 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 9:00 a.m., Eastern Time.

Stockholders have multiple opportunities to submit questions to the Company for the 2023 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.proxyvote.com. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.

Q. How are my shares voted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5, in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

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We believe that under applicable rules, Proposal 5 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 5.

Brokers or other nominees cannot vote on Proposal 1, Proposal 2, Proposal 3, and Proposal 4, without instructions from beneficial owners. Only votes “FOR” will affect the outcome of the vote on Proposal 1, Proposal 2, Proposal 3, and Proposal 4. As such, broker non-votes will not affect the outcome of the vote on Proposal 1, Proposal 2, Proposal 3, and Proposal 4.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

With regard to Proposal 3, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

With regard to Proposal 4, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

With regard to Proposal 5, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

Q. Are dissenters’ rights available with respect to any of the proposals?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive office as follows:

Investor Relations:	Addentax Group Corp.
Kingkey 100, Block A, Room 4805
Luohu District, Shenzhen City, China 518000
+(86) 755 8233 0336
Email: shunyu.zheng@weitian-ir.com

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PROPOSAL 1

ELECTION OF DIRECTORS

Nomination of Directors

The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1) The appropriate size of the Board;

(2) The Company’s needs with respect to the particular talents and experience of its directors; and

(3) The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards (which the Company has applied to list under), diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors, or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Our Nominating Committee currently consists of Yu Jiaxin, Alex P. Hamilton, and Jiangping (Gary) Xiao, with Mr. Jiangping (Gary) Xiao serving as the chairman.

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The Nominating Committee has recommended, and the Board has nominated, Hong Zhida, Hong Zhiwang, Yu Jiaxin, Alex P. Hamilton, and Jiangping (Gary) Xiao as nominees for election as members of our Board at the 2023 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2023 Annual Meeting, five directors will be elected to the Board.

Information Regarding Directors

Name	Age	Position

Hong Zhida	33	Chairman, CEO, Director, President, and Secretary
Hong Zhiwang	29	Director
Yu Jiaxin	40	Independent Director
Alex P. Hamilton	48	Independent Director
Jiangping (Gary) Xiao	41	Independent Director

Hong Zhida

Mr. Hong Zhida received his Bachelor’s Degree in Electronic Information Science and Technology from Sun Yat-sen University in July 2013. From June 2014 to Present, he served as the Director of China Huiying Joint Supply Chain Group Co. Ltd. He was responsible for assisting the company’s chairman to plan development strategy. From September 2013 to May 2014, he served as Head of Membership Department of the Guangzhou Haifeng Chamber of Commerce. In that position he was responsible for the membership management of the institution.

Aside from the above, Mr. Zhida does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Hong Zhiwang

Mr. Hong Zhiwang earned his bachelor’s degree in Automation Engineering from Beijing Institute of Technology University Zhuhai Campus, China in 2014. Mr. Hong has been the brand marketing manager at Addentax Group Corp. since 2018 and is responsible for e-commerce marketing covering design website, brand marketing, market investigation and development, and expanding marketing channels to develop new clients, designing the company’s logo and registering copyrights. In 2014, he was the PDM Software Engineer for Hongfan Computer & Technology Co., Ltd. and was responsible for developing software, on-site inspection and guidance and software maintenance, in assistance of ERP to manage the system and create brand new demands design and in charge of R&D of PLM System, surface model design and function model development, structure development and communications technology development. He brings to the Board deep brand marketing experience.

Aside from the above, Mr. Hong does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Yu Jiaxin

Ms. Yu Jiaxin earned her bachelor’s degree in business management from Nankai University, China in 2006. Ms. Yu currently is the senior human resources director of Kingkey Capital Management Co., Ltd., a Group which offers real estate development, commercial operation, financial investment, and other services in Shenzhen, China. She has worked for Kingkey Group since 2008, initially as a human resources officer and now as senior human resources director. She assisted in the set-up of Kingkey’s annual operating plan and budget in accordance with the company’s annual goals and strategies, building the company’s organizational structure and coordinating Human Resource and Administration, establishing the sound comprehensive personnel administrative management system which is adaptable to the company’s development, and implementing and supervising the system. Bringing over ten years of human resources administration experience, she brings to the Board insights on compensation and benefits.

Aside from the above, Ms. Yu does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

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Alex P. Hamilton

Mr. Hamilton obtained his B.A. in Economics from Brandeis University in 1994. Mr. Alex P. Hamilton, age 47, has been the Chief Financial Officer of CBD Biotech Inc. since November 2018, and has also served as Director of CBD Biotech Inc. since April 2019. In April 2016, Mr. Hamilton founded Hamilton Laundry, and has served as its chief executive officer since then. Mr. Hamilton also founded Hamilton Strategy in November 2014, and has served as its chief executive officer since. From November 2013 to November 2014, Mr. Hamilton was the president of Kei Advisors. Mr. Hamilton was also the Co-Founder of Donald Capital LLC, and has served as its president since May 2019. From December 2020 to July 2021, Mr. Hamilton served as an independent director and the chairman of the audit committee of Wunong Net Technology Company Limited (Nasdaq: WNW).

Aside from the above, Mr. Hamilton does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Jiangping (Gary) Xiao

Mr. Xiao obtained a master’s degree in business administration from the Ross School of Business Management at the University of Michigan in 2006 and a bachelor’s degree in accounting from Tsinghua University in Beijing, China, in 2000. Mr. Jiangping (Gary) Xiao, age 40, has been the vice president of finance and accounting at Hilco IP Merchant Banking since July 2019. From December 2020 to July 2021, Mr. Xiao served as an independent director and the chairman of the nominating and corporate governance committee of Wunong Net Technology Company Limited (Nasdaq: WNW). From March 2017 to March 2019, Mr. Xiao served as the chief financial officer of Professional Diversity Network, Inc.. From June 2013 to April 2016, Mr. Xiao served as the chief financial officer and financial controller of Petstages Inc.. From August 2008 to May 2013, Mr. Xiao served as the operation financial controller of the operations management group of The Jordan Company, a private equity firm. From June 2006 to August 2008, Mr. Xiao served as a senior finance associate in the financial planning and analysis department of United Airlines, Inc.. Mr. Xiao obtained a master’s degree in business administration from the Ross School of Business Management at the University of Michigan in 2006 and a bachelor’s degree in accounting from Tsinghua University in Beijing, China, in 2000.

Aside from the above, Mr. Xiao does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Qualification of Directors

The Nominating Committee believes that each of the directors named above has the necessary qualifications to be a member of the Board of Directors. The Nominating Committee believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Required Vote of Stockholders

Directors are elected by plurality of the votes cast at the Meeting. If a quorum is present and voting at the Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

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PROPOSAL 2

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE FULL ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY PURSUANT TO THE CONVERTIBLE NOTES AND THE PIPE WARRANTS

Background and Overview

We consummated the closing (the “Closing”) of the transactions contemplated by the securities purchase agreement, dated as of January 4, 2023 and consummated the closing of the transaction contemplated by the amendment no. 1 to the securities purchase agreement, dated as of January 10, 2023 (collectively, the “Securities Purchase Agreement”), between the Company and the purchaser set forth on the signature page thereto (the “Purchaser”). At the Closing, the Company issued to the Purchaser a senior secured convertible notes of the Company (the “Notes”), in the aggregate original principal amount of $16,666,666.66, which are convertible into shares of Common Stock in a private placement.

The Notes bears an interest rate of at a rate of 5% per annum payable on each installment date commencing on the original date of issuance. In the Event of Default (as defined in the Notes) has occurred and is continuing, at which time interest would accrue at the rate of 18% per annum, compounding monthly. The Notes will be convertible into shares of Common Stock, beginning after the original date of issuance at an initial conversion price of $1.25 per share. (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). The Company will be required to redeem or convert into shares of Common Stock, at its option, $1,093,750 of the outstanding amounts under the Notes on a monthly basis on each installment date, commencing on January 4, 2023, until the maturity date of July 4, 2024, on which date all amounts that remain outstanding will be due and payable in full. Subject to certain conditions, including certain equity conditions, the Company may pay the amount due on each monthly installment date, and the final amount due at maturity, either in cash, shares of Common Stock or a combination. The number of shares used to pay any portion of the Notes on the installment date would be calculated as the lower of (i) the conversion price then in effect, or (ii) the greater of (x) the floor price of $0.218, and (y) the lower of (A) 87.5% of the volume weighted average price (“VWAP”) of the Common Stock as of the trading day immediately preceding the applicable installment date, or (B) 87.5% of quotient of (i) the sum of the VWAP of the Common Stock for each of the three (3) trading days with the lowest VWAP of the Common Stock during the twenty (20) consecutive trading day period ending and including the trading day immediately prior to the applicable installment date, divided by (ii) three.

The Notes rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined in the Securities Purchase Agreement), and are secured by a first priority perfected security interest in all of the existing and future assets of the Company and each Grantor (as defined in the Security and Pledge Agreement), including a pledge of all of the capital stock of each of the Grantors (other than the Excluded Collateral, as defined in the Security and Pledge Agreement), as evidenced by (i) a security and pledge agreement entered into at the Closing (the “Security and Pledge Agreement”), (ii) account control agreements entered into at the Closing with respect to certain accounts described in the Note and the Security and Pledge Agreement, and (iii) a guaranty to be executed by certain subsidiaries of the Company (the “Guaranty”) pursuant to which each of them will guaranty the obligations of the Company under the Notes and the other transaction documents (as defined in the Securities Purchase Agreement).

Stockholder Approval Required

Our common stock is listed on the NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Securities Purchase Agreement, we are seeking stockholder approval of this Proposal No. 2. Certain relevant sections of NASDAQ Listing Rule 5635 are generally described below:

●	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

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●	NASDAQ Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance, for a price less than the “Minimum Price” as defined in the NASDAQ Listing Rules.

We seek your approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of the Common Stock upon conversion of the Notes issued pursuant to the Securities Purchase Agreement, in excess of 20% of the voting power of the Common Stock outstanding. At the Closing, without giving effect to the 20% conversion cap applicable to the Notes unless and until stockholder approval is obtained as contemplated by this Proposal No. 2, the Notes will be convertible into 80,275,230 shares of Common Stock, subject to adjustment as described above.

Pursuant to the Securities Purchase Agreement, the Company agreed to seek the approval of its stockholders for the issuance of all securities to be issued pursuant to the Securities Purchase Agreement, in compliance with the rules of the Nasdaq Capital Market (the “Stockholder Approval”). In connection with such agreement, the Company entered into voting agreements (the “Voting Agreements”) with 29 individuals, each of which is a significant stockholder of the Company (each, a “Stockholder”). Pursuant to the Voting Agreements, each Stockholder has agreed, with respect to all of the voting securities of the Company that such Stockholder beneficially owns as of the date thereof or thereafter, to vote in favor of the Stockholder Approval. The approval of this proposal at the special meeting would constitute such approval for purposes of the Securities Purchase Agreement and pursuant to NASDAQ Listing Rule 5635.

Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement. The Securities Purchase Agreement has already been executed and delivered, and the Closing of the Securities Purchase Agreement has occurred. The failure of our stockholders to approve this Proposal will mean that (i) the conversion of the Notes will be limited to the extent that such conversion, together with any other shares issued pursuant to the Securities Purchase Agreement or the Notes, would result in the issuance, in the aggregate, of no more than 20% of the shares of our Common Stock outstanding, and (ii) we would be subject to penalty payments if such stockholder approval has not been obtained by April 4, 2023. Additionally, if this Proposal is not approved by our stockholders, we may be required to repay our obligations under the Securities Purchase Agreement in cash, rather than by the conversion of the Notes into shares of Common Stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the Securities Purchase Agreement in cash rather than Common Stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Securities Purchase Agreement in cash, which may result in additional transaction expenses.

If our stockholders do not approve this proposal, we will be required to seek stockholder approval of this Proposal again on or before July 3, 2023, and thereafter semi-annually until we receive stockholder approval of this Proposal. As such, our failure to obtain stockholder approval of this Proposal will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Required Vote of Stockholders

Approval of this Proposal No. 2 requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the special meeting.

Recommendation of our Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH THE NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE NOTES ISSUED BY US PURSUANT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, IN AN AMOUNT EQUAL TO 20% OR MORE OF OUR COMMON STOCK OUTSTANDING.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background and Overview

Our Board of Directors has acted unanimously to adopt the proposal to amend our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of shares of authorized Common Stock, par value $0.001 per share, from 50,000,000 to 250,000,000 (the “Increased Capitalization Amendment”). The Board of Directors is now asking you to approve the Increased Capitalization Amendment.

As of February 13, 2023, there were 35,454,670 shares of our Common Stock outstanding. An aggregate of 14,545,330 shares of Common Stock will be reserved for issuance pursuant to the Convertible Notes and the Warrants. Further, if we issue the maximum number of additional Convertible Notes and additional Warrants at the second closing under the Securities Purchase Agreement (as described in Proposal 2), we anticipate that an aggregate of 180,012,103 additional shares of common stock will be reserved for issuance pursuant to such additional Convertible Notes, additional Warrants and additional PIPE Warrants.

Form of the Increased Capitalization Amendment

If stockholders approve the Increased Capitalization Proposal, the Articles of Incorporation will be amended to increase the number of shares of Common Stock the Company is authorized to issue from 50,000,000 to 250,000,000. The Common Stock will continue to be par value $0.001 per share. The amendment would amend Section 5 of our Articles of Incorporation, to read in its entirety as follows:

5. Number of Shares. The Company is authorized to issue 250,000,000 shares of Common Stock, par value $0.001 per share.

Why We are Seeking Stockholder Approval of the Increased Capitalization Proposal

The Board of Directors is recommending that our stockholders approve an increase in the number of our authorized shares of Common Stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs, including for financing, equity incentive and strategic purposes. The shares may be issued by the Board of Directors in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of any securities exchange. With the exception of already outstanding rights referenced above for which reservation has been made, there is no present agreement to issue any material amount of shares. The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock or incentive and savings plans or for other corporate purposes. There are no immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment. However, the Board of Directors believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Effectiveness of the Increased Capitalization Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

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Effect on Current Stockholders if the Increased Capitalization Proposal is Approved

The Board of Directors selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, including any necessary financing transactions, as well as to provide it the ability to take advantage of other opportunities that may be available to it that would require the use of shares of Common Stock without the cost and time that would be needed to seek further amendments to its Certificate of Incorporation.

Approving the amendment to increase the authorized number of shares of the Company’s Common Stock will not result in any dilution to current shareholders unless and until the Company issues such additional shares in the future. The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Company’s Common Stock, the future issuance of additional shares of Common Stock (other than a stock split or dividend) would have the effect of diluting the voting rights of existing shareholders. Future issuances of Common Stock or securities convertible into Common Stock could also have a dilutive effect on the earnings per share, book value per share and percentage interest of holdings of current stockholders.

In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties.

The Company’s stockholders do not have preemptive rights with respect to the Common Stock. Accordingly, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase the shares.

Required Vote of Stockholders

The approval of the Increased Capitalization Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Increased Capitalization Proposal exceeds the number of votes cast against approval of the Increased Capitalization Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Increased Capitalization Proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Increased Capitalization Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Increased Capitalization Proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 4

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS TO COMBINE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, A “REVERSE STOCK SPLIT,” BY A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-ONE HUNDRED, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE COMPANY’S BOARD OF DIRECTORS IN ITS SOLE DISCRETION

Background and Overview

The Board of Directors has approved the form of an amendment to our Articles of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (the “Reverse Stock Split Amendment”). As of February 13, 2023, there were 35,454,670 shares of our Common Stock outstanding. If approved by the stockholders as proposed, the Board of Directors would have the sole discretion to effect the amendment and combination at any time before the next annual general meeting and to fix the specific ratio for the combination, provided that the ratio would be not less than one-for-two and not greater than one-for-one hundred (the “Reverse Stock Split Ratio”). The Board of Directors would also have the discretion to abandon the amendment prior to its effectiveness.

Form of the Reverse Stock Split Amendment

If stockholders approve the Reverse Stock Split Proposal, the Articles of Incorporation will be amended to include a new Article, the form of which will read in its entirety as follows:

Contingent and effective as of [_____] on [_____] (the “Effective Time”), each [_____] shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of common stock in lieu of such fractional share.

The Reverse Stock Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Company; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Stock Split are either delivered to the Company, or the holder notifies the Company that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

Any amendment to the Articles of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board of Directors, within the range approved by our stockholders.

Why We are Seeking Stockholder Approval of the Reverse Stock Split Proposal

The Company’s Common Stock is listed on Nasdaq, which has as one of its continued listing requirements that listed securities maintain a minimum bid price of not less than $1.00 per share. As of February 13, 2023, the last reported sales price of the Company’s Common Stock was $1.36. Although our minimum bid price has not yet fallen below $1.00 per share, the Reverse Stock Split Proposal primarily is intended to increase our per share bid price and ensure that we may continue to the satisfy Nasdaq continued listing requirements. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of the Common Stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for continued listing on Nasdaq or any other exchange. The potential delisting of our Common Stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our common stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of our ability to raise capital. Delisting could also cause a loss of confidence of our customers, collaborators, vendors, suppliers and employees, which could have a material adverse effect on our business and future prospects. If our Common Stock will be delisted from Nasdaq, it may qualify for quotation on the OTC Bulletin Board or other over-the-counter marketplace.

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We also believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our Common Stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In evaluating this Reverse Stock Split Proposal, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

After considering a range of available options to ensure ongoing compliance with Nasdaq’s minimum bid price requirement, in order to provide flexibility, the Board of Directors determined to seek stockholder approval for a range of reverse split ratios of not less than one-for-two and not greater than one-for-one hundred. The need for the range is due to the volatility of our stock price, the last reported sales price of which ranged from a high of $656.54 to a low of $0.975 between January 1, 2022 and February 13, 2023.

We believe that enabling the Board of Directors to set the exact Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the Board of Directors will consider factors such as:

●	the total number of shares of common stock outstanding;

●	the Nasdaq requirements for the continued listing of our common stock;

●	the historical trading price and trading volume of our common stock;

●	the then prevailing trading price and trading volume for our common stock;

●	the anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock;

●	the administrative and transaction costs associated with potential exchange ratios;

●	potential financing opportunities; and

●	prevailing general market and economic conditions.

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Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in us because of the low market price of our Common Stock.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this proposal and before the next annual general meeting. The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.

If approved by stockholders, this Reverse Stock Split Proposal would permit (but not require) the Board of Directors to effect a Reverse Stock Split of our Common Stock at any time before the next annual general meeting by a ratio of not less than one-for-two and not greater than one-for-one hundred, with the specific Reverse Stock Split Ratio to be fixed within this range by the Board of Directors in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;

●	the number of shares of common stock outstanding;

●	the then-prevailing trading price and trading volume of the common stock;

●	the anticipated impact of the Reverse Stock Split on the trading market for the common stock;

●	potential financing opportunities; and

●	prevailing general market and economic conditions.

Effectiveness of the Reverse Stock Split Amendment

If the Reverse Stock Split Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Effect on Current Stockholders if the Reverse Stock Split Proposal is Approved

If our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under the heading “—Fractional Shares,” holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board of Directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

The increase in the authorized number of shares of Common Stock and any subsequent issuance of such shares of Common Stock could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders as such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. This proposal is not being made in response to any effort of which the Board of Directors is aware to accumulate shares of Common Stock or obtain control of the Company.

In addition to sales of Common Stock, if our stockholders approve the Reverse Stock Split and the Board effects it, the additional authorized shares of Common Stock would also be available to satisfy our obligations under equity linked securities that we may issue (including the Convertible Notes and the PIPE Warrants), acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934 (the “Exchange Act”). Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “ATXG,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective time to indicate that a Reverse Stock Split has occurred. After the effective time of the Reverse Stock Split, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the effective time of the Reverse Stock Split, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.

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Registered “Book-Entry” Holders of Common Stock

Certain registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Any stockholder who has lost their Old Certificate will need to obtain a surety bond to have it replaced before their shares will be exchanged; there will be a fee associated with replacing the lost Old Certificate. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of Common Stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share.

Effect of the Reverse Stock Split on the PIPE Warrants

Based upon the Reverse Stock Split Ratio, the Reverse Stock Split will require that proportionate adjustments be made to the number of shares of Common Stock issuable upon exercise of the PIPE Warrants such that the number of Warrants/shares of Common Stock for which the PIPE Warrants are exercisable would be proportionally reduced and the exercise price by which the PIPE Warrants may be exercised for Common Stock would be proportionally increased so that the aggregate exercise price of the PIPE Warrants is unchanged.

Effect of the Reverse Stock Split on the Convertible Notes

Based upon the Reverse Stock Split Ratio, the Reverse Stock Split will require that proportionate adjustments be made to the number of shares of Common Stock issuable upon conversion of the Convertible Notes such that the number of shares of Common Stock into which the Convertible Notes are convertible would be proportionally reduced and the conversion rate of the Convertible Notes would be proportionally increased so that the aggregate conversion price of the Convertible Notes is unchanged.

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Accounting Matters

The proposed amendment to the Articles of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-reverse stock split presentation.

Pro Forma Capitalization of Common Stock

The table below summarizes our pro forma capitalization of our Common Stock, as of February 13, 2023, before and after giving effect to a hypothetical Reverse Stock Split of one-for-two (1-for-2), one-for-ten (1-for-10), one-for-twenty (1-for-20), one-for-thirty (1-for-30), one-for-forty (1-for-40), one-for-fifty (1-for-50), one-for-sixty (1-for-60), one-for-seventy (1-for-70), one-for-eighty (1-for-80), one-for-ninety (1-for-90), and one-for-one hundred (1-for-100). In addition, the table below does not include the potential increase of authorized shares of Common Stock described in Proposal 3. For more information, please see Proposals 2, 3 and 4 elsewhere in this Proxy Statement. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

	Prior to Revert Stock Split	1-for-2	1-for-10	1-for-20	1-for-30	1-for-40	1-for-50	1-for-60	1-for-70	1-for-80	1-for-90	1-for-100
Authorized Shares of Common Stock (prior to increase in authorized shares):	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Authorized Shares of Common Stock (after to increase in authorized shares):	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Shares of Common Stock Issued and Outstanding:	32,084,670	16,042,335.00	3,208,467.00	1,604,234.00	1,069,489.00	802,117.00	641,693.00	534,745.00	458,352.00	401,058.00	356,496.00	320,847.00
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding (after to increase in authorized shares):		-	-	-	-	-	-	-	-	-	-	-
- Convertible Notes and Warrants:	192,704,804	96,352,402.00	19,270,480.00	9,635,240.00	6,423,493.00	4,817,620.00	3,854,096.00	3,211,747.00	2,752,926.00	2,408,810.00	2,141,164.00	1,927,048.00
Placement Agent Warrants:	700,000	350,000.00	70,000.00	35,000.00	23,333.00	17,500.00	14,000.00	11,667.00	10,000.00	8,750.00	7,778.00	7,000.00
Shares of Common Stock Available for Future Issuance (after to increase in authorized shares):	24,510,526	137,255,263	227,451,053	238,725,526	242,483,685	244,362,763	245,490,211	246,241,841	246,778,722	247,181,382	247,494,562	247,745,105

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income or the application of the constructive sale provisions of the Code, the “qualified small business stock” provisions of Section 1202 of the Code, the “Section 1244 stock” provisions of Section 1244 of the Code, or special rules relevant to tax-qualified retirement plans. In addition, it does not address consequences relevant to holders that are subject to special rules, including, without limitation:

●	persons who are not U.S. Holders;
●	U.S. Holders whose functional currency is not the U.S. dollar;
●	persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
●	banks, insurance companies and other financial institutions;
●	real estate investment trusts or regulated investment companies;
●	brokers, dealers or traders in securities;
●	tax-exempt organizations or governmental organizations;
●	grantor trusts;
●	U.S. expatriates and former citizens or long-term residents of the United States;
●	S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);
●	tax-qualified retirement plans;
●	persons who hold or received our Common Stock pursuant to the exercise of any employee share option or otherwise as compensation;
persons who actually or constructively own 10% or more of the Company’s voting stock.

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If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax laws or any applicable state, local or non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS TAX OR INVESTMENT ADVICE, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY NOT BE THE SAME FOR ALL STOCKHOLDERS. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split to U.S. Holders

The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split so qualifies, a U.S. Holder generally will not recognize gain or loss upon the Reverse Stock Split. A U.S. Holder’s aggregate adjusted tax basis in the shares of Common Stock received pursuant to the proposed Reverse Stock Split generally will equal the aggregate adjusted tax basis of the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock). The U.S. Holder’s holding period in the shares of Common Stock received pursuant to the Reverse Stock Split will include the holding period in the shares of common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the proposed Reverse Stock Split. U.S. Holders who acquired our Common Stock on different dates and at different prices should consult their tax advisors regarding the appropriate allocation of their tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of our Common Stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of Common Stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for Common Stock. We intend to treat the issuance of such an additional fraction of a share of our Common Stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Required Vote of Stockholders

The approval of the Reverse Stock Split Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Reverse Stock Split Proposal exceeds the number of votes cast against approval of the Reverse Stock Split Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Reverse Stock Split Proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Reverse Stock Split Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Reverse Stock Split Proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS TO COMBINE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, A “REVERSE STOCK SPLIT,” BY A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-ONE HUNDRED, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE COMPANY’S BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

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PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BF Borgers CPA PC, (“BF Borgers”) as our independent registered public accounting firm for the fiscal year ended March 31, 2023, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2023 Annual Meeting. BF Borgers has audited the Company’s financial statements since 2020. Representatives of BF Borgers are expected to be present at the 2023 Annual Meeting. The representatives of BF Borgers will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of BF Borgers as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of BF Borgers and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed or expected to be billed for audit and other services provided by BF Borgers for the fiscal years ended March 31, 2022 and 2021. BF Borgers has served as our principal accounting firm since 2020.

	Fiscal year Ended March 31, 2022	Fiscal year Ended March 31, 2021
Audit fees	$31,750	$31,750
Audit-Related Fees	24,750	24,750
Tax fees	-	-
All other fees	31,750	115,250
Total	$88,250	$171,750

Audit Fees include primarily professional services rendered for the audits of the consolidated financial statements and internal controls over financial reporting, the review of documents filed with the SEC, consents, and financial accounting and reporting consultations.

Audit-Related Fees include reviews of the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q and review of regulatory financial statements.

Tax Fees include professional service fees for tax compliance, tax planning, and tax advice. Tax compliance involves preparation of original and amended tax returns and claims for refund. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All Other Fees include professional fees associated with the review and consent of SEC filings related to equity issuance for certain officers and former employees.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting. All fees that were incurred in fiscal year 2022 were pre-approved by the Audit Committee.

Required Vote of Stockholders

The affirmative “FOR” vote of a majority of the votes cast by the stockholders entitled to vote at the 2023 Annual Meeting is required to approve this proposal.

Because broker discretionary voting is allowed for this Proposal 5, we do not expect any broker non-votes for this proposal. Abstentions will not be counted as votes cast, and thus, will not affect the outcome of the vote on this proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF BF BORGERS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED MARCH 31, 2023.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal. The Company encourages, but does not require, directors to attend annual meetings of stockholders. There have been standing committee meetings and informal discussions of the Board, but no formal meetings of the Board during the last fiscal year. This is the first annual meeting of stockholders.

Board Composition and Election of Directors

Director Independence

Our Board has determined that Yu Jiaxin, Alex P. Hamilton, and Jiangping (Gary) Xiao are all independent directors in accordance with the listing requirements of Nasdaq. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Hong Zhida and Hong Zhiwang are not an independent director within the meaning of Section 5605 of NASDAQ. Mr. Hong Zhida, an executive officer of the Company, and Mr. Hong Zhiwang, a director of the Company, are brothers. Apart from this, there are no family relationships among any of our directors or executive officers.

Board Committees

In March 2019, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee – each of which operates under a charter that has been approved by our Board.

The following table provides information for the current membership for each of the committees of the Board:

Name	Age	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee	Director since

Hong Zhida	33	Chairman, CEO, Director, President, and Secretary				2017
Hong Zhiwang	29	Director				2019
Yu Jiaxin	40	Independent Director	*	C	*	2019
Alex P. Hamilton	48	Independent Director	C	*	*	2021
Jiangping (Gary) Xiao	41	Independent Director	*	*	C	2021

C Chair

* Member

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Audit Committee

The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements;

●	Recommend to the board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

The Audit Committee consists of (i) Alex P. Hamilton, who is the Chairman of the Audit Committee, (ii) Yu Jiaxin, and (iii) Jiangping (Gary) Xiao. Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Hamilton qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

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Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with BF Borgers CPA PC, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with BF Borgers CPA PC its independence from management and the Company, has received from BF Borgers CPA PC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BF Borgers CPA PC’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with BF Borgers CPA PC to discuss the overall scope of its services, and the overall quality of the Company’s financial reporting. BF Borgers CPA PC, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with BF Borgers CPA PC were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Audit Committee and the Board have recommended, that the ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2023 be submitted as a proposal at the Meeting.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit Committee of the Board of Directors:
Alex P. Hamilton (Chairman)
Yu Jiaxin
Jiangping (Gary) Xiao

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee

The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

●	reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

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●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors

The Compensation Committee consists of (i) Yu Jiaxin, who is the Chairperson of the Compensation Committee (ii) Alex P. Hamilton, and (iii) Jiangping (Gary) Xiao. The Board has determined that Yu Jiaxin, Alex P. Hamilton and Jiangping (Gary) Xiao are independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of the members of the Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Revenue Code, or Section 162(m).

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;
●	evaluating the independence of directors and director nominees;
●	reviewing and making recommendations regarding the structure and composition of our board and the board committees;
●	developing and recommending to the board corporate governance principles and practices;
●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and
●	overseeing the evaluation of the Company’s management.

The Nominating Committee consists of: (i) Jiangping (Gary) Xiao, who is the Chairman of the Nominating Committee, (ii) Alex P. Hamilton, and (ii) Yu Jiaxin. The Board has determined that Jiangping (Gary) Xiao, Yu Jiaxin and Alex P. Hamilton are independent under the applicable rules and regulations of Nasdaq.

The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

Board Leadership Structure

The Board currently consists of five directors. We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Hong to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management.

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Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Board Diversity

Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	Personal and professional integrity, ethics and values;
●	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
●	Experience as a board member or executive officer of another publicly-held company;
●	Strong finance experience;
●	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
●	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;
●	Experience relevant to our business industry and with relevant social policy concerns; and
●	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

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Communications with our Board of Directors

Stockholders seeking to communicate with members of the Board should submit their written comments to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Ethics

The Company has adopted a Code of Ethics.

Corporate Governance

Our Code of Ethics, Audit Committee Charter, Compensation Committee Charter, Nominations and Corporate Governance Committee Charter, and other relevant documents are available, free of charge, on our website at https://www.addentax.com/government The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Family Relationships

Mr. Hong Zhida, an executive officer of the Company, and Mr. Hong Zhiwang, a director of the Company, are brothers. Apart from this, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Compensation

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our directors who served on our Board for the year ended March 31, 2022 and 2021.

DIRECTOR COMPENSATION

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Hong Zhida	2021	$17,229	—	—	—	—	—	—	$17,229
	2022	$17,229	—	—	—	—	—	—	$17,229
Hong Zhiwang	2021	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
Yu Jiaxin	2021	$15,000	—	—	—	—	—	—	$15,000
	2022	$15,000	—		—	—	—	—	$15,000
Alex. P. Hamilton	—	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
Jiangping (Gary) Xiao	—	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
Cui Shan (resigned)	2021	$15,000	—	—	—	—	—	—	$15,000
Independent Director	2022	$1,428	—		—	—	—	—	$1,428
Li Weilin (resigned)	2021	$15,000	—	—	—	—	—	—	$15,000
Independent Director	2022	$1,250	—		—	—	—	—	$1,250

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of February 13, 2023. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees

Name	Age	Position

Hong Zhida	33	Chairman of the Board, Director, Chief Executive Officer, President and Secretary

Huang Chao	30	Chief Financial Officer and Treasurer

Set forth below is a brief description of the background and business experience of our executive officers:

Hong Zhida is our Chief Executive Officer, Director, Chairman of the Board, President and Secretary. A description of Mr. Hong’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Huang Chao

Mr. Huang Chao earned two bachelor’s degrees, one in marketing from Shaoguan University, China in 2014 and the other in international logistics and trade finance from University of Northampton, United Kingdom in 2015. He earned his master’s degree in finance and investment management from University of Liverpool, United Kingdom in 2016 to broaden and deepen his knowledge in the accounting and finance field. After his graduation in 2016, he was appointed as a secretary to Chairman in Addentax Group Corp. He handles all Company’s filings to ensure the Company complies with regulation and advising on good corporate governance practice. Huang Chao interacts with the directors, general manager of each business unit, various regulatory and professional bodies such as the SEC, auditors and attorneys to ensure the compliance. His managing experiences, and profound knowledge in finance make him well positioned for his role as Chief Financial Officer and Treasurer.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended March 31, 2022, our “named executive officers” and their positions were as follows:

●	Hong Zhida, Chairman of the Board, Director, Chief Executive Officer, President and Secretary
●	Huang Chao, Chief Financial Officer and Treasurer

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This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended March 31, 2022 and 2021. We refer to these individuals as our “named executive officers.”

Summary Compensation Table – Executive Officers

Name and Principal Position	Fiscal Years	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Hong Zhida	2021	$17,229	—	—	—	—	—	—	$17,229
	2022	$17,229	—	—	—	—	—	—	$17,229
Huang Chao	2021	$22,187	—	—	—	—	—	—	$22,187
	2022	$22,187	—	—	—	—	—	—	$22,187

Stock Option Plan

Currently, we do not have an equity incentive plan in place.

Grants of Plan-Based Awards

To date, there have been no grants or plan-based awards.

Outstanding Equity Awards

To date, there have been no outstanding equity awards.

Option Exercises and Stock Vested

To date, there have been no options exercised by our named officers.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Common Stock

The following table sets forth, as of February 13, 2023, the number and percentage of the 35,454,670 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after February 13, 2023. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after February 13, 2023, are included for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000  .

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Hong Zhida	1,507,950	4.25%
Hong Zhiwang	501,171	1.41%
Huang Chao	25,720	0.07%
Alex P. Hamilton	—	—
Yu Jiaxin	—	—
Jiangping (Gary) Xiao	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Name of Related Parties	Relationship with the Company
Hong Zhida	President, CEO, and a director of the Company
Hongye Financial Consulting (Shenzhen) Co., Ltd.	A company controlled by CEO, Mr. Hong Zhida
Bihua Yang	A legal representative of Shenzhen Xin Kuai Jie Transportation Co., Ltd (“XKJ”), a wholly subsidiary of our Company
Dewu Huang	A legal representative of Shantou Yi Bai Yi Garments Co., Ltd (“YBY”), a wholly-owned subsidiary of our Company
Jinlong Huang	A spouse of legal representative of Dongguan Heng Sheng Wei Garments Co., Ltd (“HSW”), a wholly owned subsidiary of our Company
Huilin Chen	A legal representative of Shenzhen Yingxi Peng Fa Logistic Co., Ltd (“PF”), a wholly-owned subsidiary of our Company

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The Company leases Shenzhen XKJ office rent-free from Bihua Yang.

The Company had the following related party balances as of September 30, 2022 and March 31, 2022:

Amount due from related party	September 30, 2022	March 31, 2022
Hongye Financial Consulting (Shenzhen) Co., Ltd.	$36,122	$110,242
	$36,122	$110,242

Related party borrowings	September 30, 2022	March 31, 2022
Hong Zhida (1)	$1,334,995	$3,297,951
Huilin Chen	702	-
Bihua Yang (2)	18,433	31,738
Dewu Huang	1,012,052	212,290
Jinlong Huang	102,945	153,010
	$2,469,127	$3,694,989

(1)	Being interest free loan as financial support from Hong Zhida to daily operation of the Company.

(2)	Being financial support from Bihua Yang for XKJ’s daily operation.

(3)	Being interest free advanced loan as financial support from Dewu Huang for YBY’s daily operation.

The borrowing balances with related parties are unsecured, non-interest bearing and repayable on demand.

Interest of Certain Persons in Matters to be Acted Upon

Save for the disclosed related party transactions under this section and other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2023 Annual Meeting as described in this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2023 Annual Meeting of stockholders they must have been received by us no later than October 30, 2023 (120 days prior to February 27, 2024, the one-year anniversary of the 2022 proxy mailing date). However, if the Company did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be directed to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder, the proposed action, etc.). The provisions set forth in the Bylaws do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement, notwithstanding the Bylaws, if it is permitted and within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

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The “Notice Period” for proxy solicitation in support of its director nominees other than the Company’s nominees is the period not less than 90 days nor more than 120 days prior to the one-year anniversary of the date on which the Company mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Period for stockholder nominees of directors at the 2023 annual meeting of stockholders will start on October 30, 2023, and end on November 27, 2023. However, if the date of the 2023 annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the 2023 Annual Meeting, the Notice Period will instead start 120 days prior to the 2023 annual meeting of stockholders and end on the later of (i) 90 days prior to such meeting or (ii) the 10th day following our first public announcement of the date of the 2023 annual meeting of stockholders. In the case of proxy solicitation in support of its director nominees, the soliciting stockholder must comply with all of the notice requirements set forth in Rule 14a-19(b) of the Exchange Act.

This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our bylaws. You can obtain a copy of the relevant bylaw provisions by writing to the Company at the address above or to email the Company at info@batterymetals.com, or by accessing the Company’s filings on the SEC’s website at www.sec.gov.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2023 Annual Meeting. However, should any other matters properly come before the 2023 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary, by registered, certified or express mail or by calling the Company at +(86) 755 8233 0336.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at https://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

The 2022 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2022 Annual Report on Form 10-K are available on our website at https://www.addentax.com/. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. The Company’s copying costs will be charged if exhibits to the 2022 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

February 21, 2023,

By Order of the Board of Directors

/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

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SCAN TO VIEW MATERIALS & VOTE

C/O Transfer Online
512 SE Salmon St.
Portland, OR 97214

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/19/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 03/19/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Hong Zhida 02 Hong Zhiwang 03 Yu Jiaxin 04 Alex P. Hamilton 05 Jiangping (Gary) Xiao

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000590370_1 R1.0.0.6

ADDENTAX GROUP CORP.
Annual Meeting of Shareholders
March 20, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of ADDENTAX GROUP CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 9:00 AM, ET on 3/20/2023, at the via internet, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000590370_2 R1.0.0.6